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                                                                    Exhibit 5(b)


                       INVESTMENT SUB-ADVISORY AGREEMENT
                       ---------------------------------

                  Between PROVIDIAN INVESTMENT ADVISORS, INC.

                                      and

                    ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


     THIS INVESTMENT SUB-ADVISORY AGREEMENT is entered into as of this 25th day of March, 1997, by and between Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation, and Atlanta Capital Management Company, LLC (the "Sub-Adviser"), a Georgia limited liability company.

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Providian Series Trust (the "Trust"), a Massachusetts business trust, has retained the Adviser to render investment advisory services pursuant to an Investment Advisory Agreement entered into as of March 25, 1997, and such agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser's responsibilities with respect to the investment management of the Trust, a copy of which agreement has been provided to the Sub-Adviser and is incorporated by reference herein;

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust currently consists of nine separate series, each having different investment objectives and policies;

     WHEREAS, the Adviser and Sub-Adviser are each an investment adviser, registered as such pursuant to the provisions of the Investment Advisers Act of 1940 (the "Advisers Act"), and each is engaged in the business of rendering investment advice and investment management services as an independent contractor;

     WHEREAS, the Adviser desires to retain the Sub-Adviser to render advice and services to the Trust in connection with the management and operation of its portfolios ( "Portfolios") and funds ("Funds") designated in Supplements to this Agreement pursuant to the terms and conditions set forth herein; and
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     WHEREAS, the Sub-Adviser desires and has agreed to render such advice and furnish such services with regard to the Portfolios and Funds of the Trust designated in Supplements to this Agreement pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants, conditions and agreements contained herein, and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound hereby, mutually agree as follows:

     1. Employment. The Adviser hereby employs the Sub-Adviser and the Sub-Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the Portfolios and the Funds, subject to the supervision and direction of the Adviser and the Trust. In the event the Adviser wishes to retain the Sub-Adviser to render investment advisory services to one or more additional portfolios or funds, other than the Portfolios and the Funds, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such portfolio or fund shall become a Portfolio or Fund hereunder and be subject to this Agreement.

     2. Authority. From the effective date of this Agreement, the Sub-Adviser shall have and exercise the power and authority to manage, and to direct the acquisition or disposition of, assets in the Portfolios and the Funds, except for any such assets which the Adviser may from time to time designate as not being subject to the supervision of the Sub-Adviser, subject only to the investment policies established from time to time by the Trust and communicated in writing to the Sub-Adviser. When it deems appropriate and without prior consultation with the Adviser, the Sub-Adviser may (a) buy, sell, exchange, convert and otherwise trade in, retain, or reinvest in stocks, bonds, and other securities, (b) place orders for the execution of such securities transactions with or through such brokers or dealers as the Sub-Adviser may select, and (c) take such other action or nonaction that the Sub-Adviser reasonably and in good faith deems appropriate; provided, that all investments shall conform with:

          (a) the investment objectives, policies, limitations, procedures and guidelines of the applicable Portfolio or Fund;

          (b) any additional objectives, policies or guidelines established by the Adviser or by the Trust that have been furnished in writing to the Sub-Adviser;

          (c) the provisions of Section 851 of the Internal Revenue Code ("IRC") applicable to "regulated investment companies";

          (d) the diversification requirements specified in Section 817(h) of the IRC, and the regulations thereunder; and
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          (e) the provisions of the 1940 Act and the rules and regulations thereunder applicable to each Portfolio and Fund.

     3. Sub-Adviser Duties. The Sub-Adviser shall, except as otherwise provided herein, render or make available all services needed for the management and operation of the Portfolios and the Funds, and shall, as part of its duties hereunder, (i) furnish advice and recommendations with respect to the investment of the assets of the Portfolios and the Funds and the purchase and sale of the portfolio securities of the Portfolios and the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish reports, statements and other data on securities, economic conditions and other pertinent subjects which the Adviser or the Trustees of the Trust ("Trustees") may request, (iii) furnish such office space and personnel as is needed by the Portfolios and the Funds in connection with the investment of the assets of the Portfolios and the Funds, and (iv) in general, superintend and manage the investments of the Portfolios and the Funds, subject to the ultimate supervision and direction of the Trustees of the Trust. Furthermore, the Sub-Adviser agrees to manage, and to direct the acquisition and disposition of, Portfolio and Fund investments in accordance with the Portfolios' and the Funds' investment policies as communicated to the Sub-Adviser in writing from time to time. The Sub-Adviser will deliver to the Adviser not less than quarterly a written statement of the investments of the Portfolios and the Funds. It is agreed that the standard of care imposed upon the Sub-Adviser is to act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. It is further agreed that the Sub-Adviser, in the maintenance of its records, does not assume responsibility for the accuracy of information furnished by the Adviser. In performing these duties, the Sub-
Adviser:

          (a) Shall not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and shall keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Trust and the Adviser shall not disclose or use any records or information respecting the Sub-Adviser obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and shall keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Trust has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.
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          (b) Shall be responsible for making reasonable inquiries of each of
Sub-Adviser's employees such that such employee has not, to the best of the Sub-Adviser's knowledge:

               (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesperson, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

               (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesperson or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

          (c) Shall provide to Adviser and the Trust by April 1 of each calendar year a copy of the Sub-Adviser's Form ADV as amended and most recently filed with the Securities and Exchange Commission ("SEC") and a list of persons who the Sub-Adviser has authorized to give written and/or oral instructions to custodians of Trust assets for the Trust.

     4. Best Efforts. The Sub-Adviser hereby agrees to use its best judgment and efforts in rendering the advice and services with respect to the Portfolios and the Funds as contemplated by this Agreement. The Sub-Adviser further agrees to use its best efforts in the preparation of reports and information and in the management of the respective assets of the Portfolios and the Funds pursuant to this Agreement. For this purpose the Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. The staff and personnel of the Sub-Adviser who furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Sub-Adviser may desire and request shall be employed or retained by the Sub-Adviser at its expense.

     5. Independent Contractor. The Sub-Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly
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provided and authorized, have no authority to act for or represent the Adviser, the Trust, the Portfolios or the Funds in any way, or in any way be deemed an agent of the Adviser, the Trust, the Portfolios or the Funds. It is expressly understood and agreed that the services to be rendered by the Sub-Adviser pursuant to the provisions of this Agreement are not to be deemed exclusive with respect to the Sub-Adviser's rendering of services, and the Sub-Adviser shall therefore be free to render similar or different services to others, provided, that its ability to render the services described herein shall not be impaired thereby. The Adviser agrees that the Sub-Adviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Portfolios and the Funds so long as it is the Sub-Adviser's policy, to the extent practical, to allocate investment opportunities to the Portfolios and the Funds over a reasonable period of time on a fair and equitable basis relative to other clients. It is understood that the Sub-Adviser shall not have any obligations to purchase or sell for the Portfolios and the Funds any security which the Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own account or for the account of any other client if in the Sub-Adviser's good faith opinion such transaction or investment appears unsuitable, impractical or undesirable for the Portfolios and the Funds.

     6. Furnishing of Information. (a) The Sub-Adviser shall from time to time furnish to the Adviser detailed statements of the investments and assets of the Portfolios and the Funds. The Sub-Adviser shall provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Adviser, the Trust, the Portfolios or the Funds or as may be required by any governmental agency having jurisdiction. The Adviser shall from time to time furnish to the Sub-Adviser information pertaining to the investment objectives and needs of the Portfolios and the Funds, and shall make available to the Sub-Adviser such financial reports, proxy statements, legal and other information in the possession of or available to the Adviser relating to Portfolio and Fund investments, as the same may be relevant to the performance by the Sub-Adviser of its obligations hereunder. The Adviser shall furnish such other information as the Sub-Adviser may reasonably request.

          (b) The Sub-Adviser has reviewed the Trust's registration statement, as amended and supplemented from time to time, filed with the SEC (the "Registration Statement") and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered. The Sub-Adviser agrees promptly to provide written notice to the Adviser and the Trust of any change in ownership of the Sub-
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Adviser or the identity of the primary manager of the Portfolios or the Funds and any other matter which is disclosed in the Registration Statement and becomes untrue.

     7. Ownership of Records. The Sub-Adviser agrees that all records which it maintains for the Portfolios and the Funds shall be the property of the Portfolios and the Funds, and that it shall surrender promptly to the designated officers of the Portfolios and the Funds any such records upon request. The Sub-Adviser further agrees to preserve for the period prescribed by the rules and regulations of the SEC all records as are required to be maintained pursuant to said rules. The Sub-Adviser agrees that it will maintain all records and accounts regarding the investment activities of the Portfolios and the Funds in a confidential manner. Within five (5) business days of a reasonable written request, all such records and accounts shall be made available to the accountants or auditors of the Portfolios and the Funds during regular business hours at the Sub-Adviser's offices.

     8. Transaction Procedures. Instructions by the Sub-Adviser to the Custodian of the Portfolio and Fund assets shall be made in writing sent by first class mail or, at the option of the Sub-Adviser, shall be made orally and confirmed in writing as soon as practical thereafter, provided, that all such instructions, written or oral, shall be issued only by persons designated from time to time by the Sub-Adviser in a written instrument delivered to the Custodian and the Trust. Alternatively, the Custodian is authorized to act in accordance with and shall be entitled to rely on those delivery and/or receipt instructions from the Eligible Trade Report through the DTC ID system that contain the client bank account number in the defined "custodian/client account number" field, to the same extent, as if the information contained in such instructions was given in written form, signed by the Sub-Adviser. The Sub-Adviser shall instruct all brokers and dealers executing orders on behalf of the Portfolios and the Funds to forward to the Custodian and the Trust copies of all confirmations promptly after execution of transactions. The Sub-Adviser shall not be responsible for any loss incurred by reason of any act or omission of any broker or dealer or the Custodian; provided, that the Sub-Adviser will make reasonable efforts to require that brokers and dealers selected by the Sub-Adviser perform their obligations with respect to the Portfolios and the Funds; and further provided, that the foregoing shall not operate as a limitation on or as an exception to the standard of care articulated in Paragraph 3 above.

     9. Allocation of Brokerage. Where the Sub-Adviser places orders for the execution of portfolio transactions for the Portfolios and the Funds, the Sub-Adviser's primary consideration will be to obtain the best execution for the Fund, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as amended or supplemented from time to time. Subject to such policies as the Trustees may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer, acting as agent, for a portfolio transaction effected at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's (or its affiliates) overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. Sub-Adviser will report to the Adviser any soft dollar arrangements that result in services to the Trust and/or the Sub-Adviser as may be reasonably requested by the Trustees.

     10. Allocation of Costs and Expenses. The Sub-Adviser shall bear and pay the costs of rendering its services pursuant to the terms of this Agreement. The Portfolios and the Funds shall bear and pay for all other expenses of its operation, including but not limited to, organizational and offering expenses and expenses incurred in connection with the issuance and registration of shares; fees of the custodian and transfer agent; costs and expenses of pricing and calculating the daily net asset value of the shares and of maintaining the books of account required by the 1940 Act; expenditures in connection with meetings of shareholders and Trustees, other than those called solely to accommodate the Sub-Adviser; salaries of officers and fees and expenses of Trustees or members of any advisory board or committee who are not affiliated with or interested persons of the Trust, the Adviser or the Sub-Adviser; salaries of personnel involved in placing orders for the execution of portfolio transactions; insurance premiums on property or personnel of the Portfolios and the Funds which inure to their benefit; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing, and accounting fees; trade association dues; the Trust's portion of any Rule 24f-2 fees under the 1940 Act; fees and expenses of registering and maintaining registration of shares for sale under applicable federal securities laws; and all other charges and costs associated with the Portfolios' and the Funds' operations, plus any extraordinary and non-recurring expenses, except as otherwise prescribed herein. The Portfolios, as shareholders of the underlying Funds, will indirectly bear a proportionate share of any investment advisory fees and other expenses paid by the underlying Funds.

     11. Advisory Fees. (a) In exchange for the rendering of advice and services pursuant hereto, the Adviser shall pay to the Sub-Adviser on behalf of each Fund, and the Sub-Adviser shall accept as full compensation for all investment advisory services furnished to the Portfolios and the Funds and as full reimbursement for all expenses assumed by the Sub-Adviser, an advisory fee as set forth in the Supplements to this Agreement.

          (b) The advisory fee shall be accrued daily by the Funds and paid by the Adviser to the Sub-Adviser monthly in arrears as of the last valuation date.

          (c) In the case of termination of this Agreement during any month, the advisory fee for that month shall be prorated according to the number of business days during which the Agreement was in effect.

     12. Insurance. Sub-Adviser shall have and maintain Errors and Omissions liability insurance covering Sub-Adviser's duties under this Agreement, with limits of $1 million per occurrence and $1 million annual aggregate. Sub-Adviser shall provide evidence of such coverage at least annually.

     13. Compliance with Applicable Law. (a) Nothing contained herein shall be deemed to require the Adviser, the Portfolios or the Funds to take any action contrary to (i) the Agreement and Declaration of Trust of the Trust, (ii) the By-laws of the Trust, (iii) the Registration Statement or (iv) any applicable statute or regulation. Nothing contained herein shall be deemed to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Portfolios and the Funds.

          (b) The Sub-Adviser agrees that it shall notify the Adviser and the Trust immediately (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio or a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the IRC, and (iii) upon having a reasonable basis for believing that a Portfolio or a Fund has ceased to comply with the diversification provisions of Section 817(h) of the IRC or the regulations thereunder. The Sub-Adviser further agrees to notify the Adviser and the Trust immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement for a Portfolio or a Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (c) The Adviser agrees that it shall notify the Sub-Adviser immediately (i) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio or a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the IRC, and (iii) upon having a reasonable basis for believing that a Portfolio or a Fund has ceased to comply with the diversification provisions of Section 817(h) of the IRC or the regulations thereunder.

     14. Liability. (a) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, to the Portfolios or the Funds or to any shareholder of the Portfolios or the Funds for any act or omission in the course of or in connection with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Portfolios or the Funds.

          (b) The Sub-Adviser agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Adviser (collectively, "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities to the Fund which (i) may be based upon any negligence or willful misconduct by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser (other than a Sub-Adviser Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement covering the shares of the Trust or the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Adviser or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser (other than a Sub-Adviser Indemnified Person); provided, however, that in no case is the Sub-Adviser's indemnity in favor of Adviser Indemnified Persons deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of his or her duties or by reason of reckless disregard of obligations and duties under this Agreement.

          (c) The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and any controlling person of the Sub-Adviser (collectively, "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Fund which (i) may be based upon any negligence or willful misconduct by the Adviser, any of its employees or representatives or any affiliate of or person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement covering shares of the Trust or the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Sub-Adviser, the Trust or any affiliated person of the Sub-Adviser or Trust by an Adviser or any affiliated person of the Adviser (other than an Adviser Indemnified Person); provided, however, that in no case is the Adviser's indemnity in favor of Sub-Adviser Indemnified Persons deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of his or her duties or by reason of reckless disregard of obligations and duties under this Agreement.

          (d) Notwithstanding the foregoing, the Sub-Adviser agrees to reimburse the Portfolios and the Funds for any and all costs, expenses, and counsel and Trustees' fees reasonably incurred by the Portfolios and the Funds in connection with (i) preparation, printing and distribution of proxy statements; (ii) amendments to their Registration Statement; (iii) the holding of meetings of shareholders or Trustees; (iv) the conduct of factual investigations; or (v) any legal or administrative proceedings (including any applications for exemptions or determinations by the SEC) as a result of action or inaction on the part of the Sub-Adviser; and where the action or inaction necessitating such expenditures is (A) directly or indirectly related to any transactions or proposed transaction in the shares or control of the Sub-Adviser or its affiliates (or litigation related to any transactions or proposed transaction involving such shares or control) which shall have been undertaken without the prior express approval of the Trustees, or (B) within the sole control of the Sub-Adviser or any of its affiliates or any of their respective officers, directors, employees or shareholders. So long as this Agreement remains in effect, the Sub-Adviser shall pay to the Portfolios and the Funds the amount due for expenses subject to this Subparagraph 17(b) within thirty (30) days after a bill or statement has been received by the Portfolios and the Funds therefor. This provision shall not be deemed to be a waiver of any claim which the Portfolios and the Funds may have or may assert against the Sub-Adviser or others for costs, expenses, or damages heretofore incurred by the Trust or for costs, expenses, or damages the Portfolios or the Funds may hereafter incur which are not reimbursable to it hereunder.

          (e) No provision of this Agreement shall be construed to protect any Trustee or officer of any Portfolio or Fund, or any director or officer of the Adviser or Sub-Adviser from liability in violation of Sections 17(h) and (i) of the 1940 Act.

          (f) The Sub-Adviser understands that the obligations of this Agreement are not personally binding upon any shareholder, Trustee, officer, employee or agent of the Portfolios or Funds, but bind only the Trust's property. The Sub-Adviser represents that it has notice of the provisions of the Agreement and Declaration of Trust disclaiming shareholder, Trustee, officer, employee and agent liability for acts or obligations of the Trust.

     15. Term of Agreement. This Agreement shall become effective on the date hereof and shall continue in effect with respect to any Portfolio or Fund for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually with respect to any Portfolio or Fund by (i) the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolios and the Funds, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     16. Termination. This Agreement may be terminated with respect to any Portfolio or Fund at any time, without payment of any penalty, (a) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Portfolio or Fund, upon sixty (60) days written notice to the Adviser and the Sub-Adviser, (b) by the Adviser upon sixty (60) days written notice to the Sub-Adviser and the Trust, or (c) by the Sub-Adviser upon sixty
(60) days written notice to the Adviser and the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act. Paragraphs 3(a), 7, 14 and 17 shall survive the termination of this Agreement.

     17. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     18. Advertising. Sub-Adviser shall not use any sales promotion or other advertising materials relating to the Trust or the Adviser without the Adviser's prior written consent.

     19. Notices. Unless otherwise specified herein, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when deposited in the mail postage prepaid and addressed to the Sub-Adviser at Two Midtown Plaza, 1360 Peachtree Street, Atlanta, GA 30309, Attn: Jerry DeVore, which notice may serve to confirm a prior oral notice as provided in Paragraph 9 hereof, or to the Adviser at 400 West Market Street, Louisville, KY 40202, Attn: President, or at such other address or addresses as shall be specified, in each case, in a notice similarly given.

     20. No Waiver. The waiver by any party of any breach of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

     21. Severability. The provisions of this Agreement shall be considered severable and if for any reason any provision of this Agreement which is not essential to the effectuation of the basic purpose of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

     22. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     23. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior understandings or agreements between the parties pertaining to the subject matter hereof, whether oral or written. This Agreement may only be modified or amended by mutual written agreement of the parties hereto and, as required, upon approval of a majority of the outstanding voting securities of the Portfolios and the Funds.

     24. Definitions. For purposes of application and operation of the provisions of this Agreement, the term "majority of the outstanding voting securities" shall have the meaning as set forth in the 1940 Act.

     25. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

     26. Representations by Adviser. The Adviser represents and confirms that the employment and appointment of the Sub-Adviser is authorized and that the terms hereof do not violate any obligation by which it is bound, or by which the Sub-Adviser is intended to be bound, whether arising by contract, operation of law or otherwise. The Adviser further represents that (a) this Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon itself in accordance with its terms, and (b) it will deliver to the Sub-Adviser such evidence of such authority as the Sub-Adviser may reasonably require, whether by way of certified resolution or otherwise.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.



                                       PROVIDIAN INVESTMENT ADVISORS, INC.

ATTEST:
                                       By:  /s/ Frederick C. Kessell
                                          -------------------------------------
/s/ R. Michael Slaven                       Frederick C. Kessell, President and
                                            Chief Financial Officer


                                       ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


ATTEST:                                By: /s/ Daniel W. Boone III
                                          -------------------------------------
/s/ Jerry D. DeVore

                  INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT
                  --------------------------------------------

                  Between PROVIDIAN INVESTMENT ADVISORS, INC.

                                      and

                    ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


     THIS INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT relating to the Capital Preservation Portfolio (the "Portfolio"), a series of Providian Series Trust (the "Trust"), is entered into as of this 25th day of March, 1997, by and between Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation, and Atlanta Capital Management Company, LLC (the "Sub-Adviser"), a Georgia limited liability company.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Portfolio is a separate investment series of the Trust; and

     WHEREAS, the Adviser has entered into an Investment Sub-Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which it has appointed the Sub-Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:


     1. As provided for in the Agreement, the Adviser hereby adopts the Agreement with respect to the Portfolio, and the Sub-Adviser hereby acknowledges that the Agreement shall pertain to the Portfolio, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Portfolio(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

     3. The Sub-Adviser shall not receive a separate investment advisory fee from the Adviser for the advisory and asset allocation services it provides on behalf of the Portfolio pursuant to the Agreement.

     4. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     5. This Supplement may be terminated with respect to the Portfolio at any time, without payment of any penalty, (a) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days written notice to the Adviser and the Sub-Adviser, (b) by the Adviser upon sixty (60) days written notice to the Sub-Adviser and the Trust, or
(c) by the Sub-Adviser upon sixty (60) days written notice to the Adviser and the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act.


     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.



                                       PROVIDIAN INVESTMENT ADVISORS, INC.

ATTEST:
                                       By:  /s/ Frederick C. Kessell
                                          -------------------------------------
/s/ R. Michael Slaven                       Frederick C. Kessell, President and
                                            Chief Financial Officer


                                       ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


ATTEST:                                By: /s/ Daniel W. Boone III
                                          -------------------------------------
/s/ Jerry D. DeVore

                 INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT
                 --------------------------------------------

                  Between PROVIDIAN INVESTMENT ADVISORS, INC.

                                      and

                    ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


     THIS INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT relating to the High Quality Stock Fund and the Fixed Income Fund (together, the "Fund"), each a series of Providian Series Trust (the "Trust"), is entered into as of this 25th day of March, 1997, by and between Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation, and Atlanta Capital Management Company, LLC (the "Sub-Adviser"), a Georgia limited liability company.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Fund is a separate series of the Trust; and

     WHEREAS, the Adviser has entered into an Investment Sub-Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which it has appointed the Sub-Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:


     1. As provided for in the Agreement, the Adviser hereby adopts the Agreement with respect to the Fund, and the Sub-Adviser hereby acknowledges that the Agreement shall pertain to the Fund, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Fund(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. The Adviser shall pay to the Sub-Adviser on behalf of the Fund an investment advisory fee for the advisory services provided by the Sub-Adviser pursuant to the Agreement based on the collective total market value of the assets of the Funds of the Trust under the Sub-Adviser's management. The fee, which accrues daily and is paid monthly, is equal to 0.50% annually on assets up to $25 million, 0.40% annually on assets above $25 million and up to $50 million, and 0.30% annually on assets above $50 million.

     4. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and
(ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     5. This Supplement may be terminated with respect to the Fund at any time, without payment of any penalty, (a) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days written notice to the Adviser and the Sub-Adviser, (b) by the Adviser upon sixty
(60) days written notice to the Sub-Adviser and the Trust, or (c) by the Sub-Adviser upon sixty (60) days written notice to the Adviser and the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act.


     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.



                                       PROVIDIAN INVESTMENT ADVISORS, INC.

ATTEST:
                                       By:  /s/ Frederick C. Kessell
                                          -------------------------------------
/s/ R. Michael Slaven                       Frederick C. Kessell, President and
                                            Chief Financial Officer


                                       ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


ATTEST:                                By: /s/ Daniel W. Boone III
                                          -------------------------------------
/s/ Jerry D. DeVore

                 INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT
                 --------------------------------------------

                  Between PROVIDIAN INVESTMENT ADVISORS, INC.

                                      and

                    ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


     THIS INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT relating to the Income Oriented Portfolio (the "Portfolio"), a series of Providian Series Trust (the "Trust"), is entered into as of this 25th day of March, 1997, by and between Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation, and Atlanta Capital Management Company, LLC (the "Sub-Adviser"), a Georgia limited liability company.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Portfolio is a separate investment series of the Trust; and

     WHEREAS, the Adviser has entered into an Investment Sub-Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which it has appointed the Sub-Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:


     1. As provided for in the Agreement, the Adviser hereby adopts the Agreement with respect to the Portfolio, and the Sub-Adviser hereby acknowledges that the Agreement shall pertain to the Portfolio, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Portfolio(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

     3. The Sub-Adviser shall not receive a separate investment advisory fee from the Adviser for the advisory and asset allocation services it provides on behalf of the Portfolio pursuant to the Agreement.

     4. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     5. This Supplement may be terminated with respect to the Portfolio at any time, without payment of any penalty, (a) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days written notice to the Adviser and the Sub-Adviser, (b) by the Adviser upon sixty (60) days written notice to the Sub-Adviser and the Trust, or
(c) by the Sub-Adviser upon sixty (60) days written notice to the Adviser and the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act.


     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.



                                       PROVIDIAN INVESTMENT ADVISORS, INC.

ATTEST:
                                       By:  /s/ Frederick C. Kessell
                                          -------------------------------------
/s/ R. Michael Slaven                       Frederick C. Kessell, President and
                                            Chief Financial Officer


                                       ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


ATTEST:                                By: /s/ Daniel W. Boone III
                                          -------------------------------------
/s/ Jerry D. DeVore

                 INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT
                 --------------------------------------------

                  Between PROVIDIAN INVESTMENT ADVISORS, INC.

                                      and

                    ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


     THIS INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT relating to the Growth and Income Portfolio (the "Portfolio"), a series of Providian Series Trust (the "Trust"), is entered into as of this 25th day of March, 1997, by and between Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation, and Atlanta Capital Management Company, LLC (the "Sub-Adviser"), a Georgia limited liability company.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Portfolio is a separate investment series of the Trust; and

     WHEREAS, the Adviser has entered into an Investment Sub-Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which it has appointed the Sub-Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:


     1. As provided for in the Agreement, the Adviser hereby adopts the Agreement with respect to the Portfolio, and the Sub-Adviser hereby acknowledges that the Agreement shall pertain to the Portfolio, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Portfolio(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

     3. The Sub-Adviser shall not receive a separate investment advisory fee from the Adviser for the advisory and asset allocation services it provides on behalf of the Portfolio pursuant to the Agreement.

     4. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     5. This Supplement may be terminated with respect to the Portfolio at any time, without payment of any penalty, (a) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days written notice to the Adviser and the Sub-Adviser, (b) by the Adviser upon sixty (60) days written notice to the Sub-Adviser and the Trust, or
(c) by the Sub-Adviser upon sixty (60) days written notice to the Adviser and the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act.


     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.



                                       PROVIDIAN INVESTMENT ADVISORS, INC.

ATTEST:
                                       By:  /s/ Frederick C. Kessell
                                          -------------------------------------
/s/ R. Michael Slaven                       Frederick C. Kessell, President and
                                            Chief Financial Officer


                                       ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


ATTEST:                                By: /s/ Daniel W. Boone III
                                          -------------------------------------
/s/ Jerry D. DeVore

                 INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT
                 --------------------------------------------

                  Between PROVIDIAN INVESTMENT ADVISORS, INC.

                                      and

                    ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


     THIS INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT relating to the Capital Growth Portfolio (the "Portfolio"), a series of Providian Series Trust (the "Trust"), is entered into as of this 25th day of March, 1997, by and between Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation, and Atlanta Capital Management Company, LLC (the "Sub-Adviser"), a Georgia limited liability company.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Portfolio is a separate investment series of the Trust; and

     WHEREAS, the Adviser has entered into an Investment Sub-Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which it has appointed the Sub-Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:


     1. As provided for in the Agreement, the Adviser hereby adopts the Agreement with respect to the Portfolio, and the Sub-Adviser hereby acknowledges that the Agreement shall pertain to the Portfolio, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Portfolio(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

     3. The Sub-Adviser shall not receive a separate investment advisory fee from the Adviser for the advisory and asset allocation services it provides on behalf of the Portfolio pursuant to the Agreement.

     4. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     5. This Supplement may be terminated with respect to the Portfolio at any time, without payment of any penalty, (a) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days written notice to the Adviser and the Sub-Adviser, (b) by the Adviser upon sixty (60) days written notice to the Sub-Adviser and the Trust, or
(c) by the Sub-Adviser upon sixty (60) days written notice to the Adviser and the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act.


     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.



                                       PROVIDIAN INVESTMENT ADVISORS, INC.

ATTEST:
                                       By:  /s/ Frederick C. Kessell
                                          -------------------------------------
/s/ R. Michael Slaven                       Frederick C. Kessell, President and
                                            Chief Financial Officer


                                       ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


ATTEST:                                By: /s/ Daniel W. Boone III
                                          -------------------------------------
/s/ Jerry D. DeVore

                 INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT
                 --------------------------------------------

                  Between PROVIDIAN INVESTMENT ADVISORS, INC.

                                      and

                    ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


     THIS INVESTMENT SUB-ADVISORY AGREEMENT SUPPLEMENT relating to the Maximum Appreciation Portfolio (the "Portfolio"), a series of Providian Series Trust (the "Trust"), is entered into as of this 25th day of March, 1997, by and between Providian Investment Advisors, Inc. (the "Adviser"), a Delaware corporation, and Atlanta Capital Management Company, LLC (the "Sub-Adviser"), a Georgia limited liability company.


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Trust is an open-end management investment company, registered as such pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust consists of such separate series as have been or may be established and designated by the Trustees from time to time;

     WHEREAS, the Portfolio is a separate investment series of the Trust; and

     WHEREAS, the Adviser has entered into an Investment Sub-Advisory Agreement (the "Agreement") dated as of March 25, 1997, pursuant to which it has appointed the Sub-Adviser to provide the investment advisory services specified therein;

     NOW, THEREFORE, the parties hereby take the following actions, subject to the conditions set forth below:


     1. As provided for in the Agreement, the Adviser hereby adopts the Agreement with respect to the Portfolio, and the Sub-Adviser hereby acknowledges that the Agreement shall pertain to the Portfolio, the terms and conditions of such Agreement being hereby incorporated herein by reference.

     2. The term "Portfolio(s)" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

     3. The Sub-Adviser shall not receive a separate investment advisory fee from the Adviser for the advisory and asset allocation services it provides on behalf of the Portfolio pursuant to the Agreement.

     4. This Supplement shall become effective on the date hereof and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not parties to this Supplement or interested persons of any such party, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     5. This Supplement may be terminated with respect to the Portfolio at any time, without payment of any penalty, (a) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days written notice to the Adviser and the Sub-Adviser, (b) by the Adviser upon sixty (60) days written notice to the Sub-Adviser and the Trust, or
(c) by the Sub-Adviser upon sixty (60) days written notice to the Adviser and the Trust. This Agreement shall terminate automatically in the event of any transfer or assignment hereof, as defined in the 1940 Act.


     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and attested by their duly authorized officers on the day and year first above written.



                                       PROVIDIAN INVESTMENT ADVISORS, INC.

ATTEST:
                                       By:  /s/ Frederick C. Kessell
                                          -------------------------------------
/s/ R. Michael Slaven                       Frederick C. Kessell, President and
                                            Chief Financial Officer


                                       ATLANTA CAPITAL MANAGEMENT COMPANY, LLC


ATTEST:                                By: /s/ Daniel W. Boone III
                                          -------------------------------------
/s/ Jerry D. DeVore